Filed pursuant to Rule 497
Registration No. 333-216456

BLACKSTONE REAL ESTATE INCOME FUND

Supplement No. 1, dated November 28, 2017, to the

Prospectus, dated May 1, 2017 (the “Prospectus”), for Common Shares of Beneficial Interest

Increase of Tender Offer Initial Payment Percentage

Effective for the tender offer for repurchase of shares valued as of the close of business on December 31, 2017, the Initial Payment for the Fund’s tender offers has increased from 90% of the unaudited net asset value of the Shares tendered and purchased to 95% of such value. It is also anticipated that for any subsequent tender offers the Initial Payment would remain 95%. Accordingly, the eighth paragraph in “Repurchases and Transfers of Shares—Repurchases of Shares” of the Prospectus is amended and restated as follows:

“If a shareholder tenders Shares and the Fund purchases those Shares, the Fund will ordinarily effect payment for those Shares by issuing the shareholder a non-interest-bearing, non-transferable promissory note entitling the shareholder to the payment described below:

(i) an initial payment equal to 95% of the unaudited net asset value of the Shares tendered and purchased, determined as of the Tender Valuation Date (the “Initial Payment”), which will be paid to the shareholder, unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the later of (a) 30 days after the Tender Valuation Date or (b) if the Fund has requested the repurchase of all or a portion of its investment in the Master Fund in order to fund the purchase of Shares, ten Business Days after the Fund has received at least 95% of the aggregate purchase amount from the Master Fund; and

(ii) a contingent payment (the “Contingent Payment”) equal to the excess, if any, of (a) the net asset value of the Shares tendered as of the Tender Valuation Date and purchased as of the Tender Valuation Date over (b) the Initial Payment; such Contingent Payment to be payable promptly after completion of the Fund’s next annual audit.”

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

Please retain this supplement for future reference.